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                                 [LETTERHEAD]

                                                               Exhibit 10.05(l)


November 10, 1995

Mary Weaver
The Hunter Group
100 E. Pratt Street
#1600
Baltimore, MD 21202

Re:  Temporary Use Single User License

Dear Mary:

Upon execution of this letter as set forth below, this letter shall serve as an amendment to the existing license agreement dated March 1, 1993 ("License Agreement") between The Hunter Group ("Licensee") and PeopleSoft, Inc. ("PeopleSoft"). This amendment is effective as of the date of this letter.

The parties further agree as follows:

1. *, PeopleSoft shall provide Licensee with five (5) copies of the current single-user SQLBase version of PeopleSoft Financials ("Single User Version") for temporary use by Licensee pursuant to the License Agreement for a period not to exceed * from the date that version 5 of the Software is installed at Licensee's Site ("Temporary Use Period").

2.  This Single User Version shall consist of the following components:

    PeopleSoft 5 Financials

    PeopleTools;

    SQLBase database; and

    SQR Report Writer.

3.  *

Please have an authorized representative sign both originals and return the originals to the Regional Counsel's attention at 1331 North California Blvd, Suite 400, Walnut Creek, CA 94596. A fully executed original will be forwarded to you after we complete our signature process.

Please contact me at (510) 295-9464 if you have any questions.

Sincerely,     Acknowledged and agreed by the parties:

Anthony Damaschino        /s/ Mary T. Weaver           /s/ Robert D. Finnell
Manager, Special Projects --------------------------   ---------------------
                          Licensee Authorized          PeopleSoft Authorized
                           Signature                    Signature


                                                       Robert D. Finnell
                                                       Vice President-General
                          Mary T. Weaver, Sr. VP        Counsel
                          --------------------------   -----------------------
                          Printed Name and Title       Regional Counsel

cc:  Regional Counsel
     Sebastian Grady                                     APPROVAL STAMPED

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.